Q1 2025 Earnings Call May 6, 2025 1

2 FORWARD-LOOKING STATEMENTS SAFE HARBOR Disclaimer This presentation includes “forward-looking” statements, as the term is defined under the federal securities laws, including but not limited to, statements regarding: WLFC's future financial and operating performance, including the impact of a joint venture to develop an engine test cell facility with global engine maintenance capabilities, the impact of the exercise of purchase rights to acquire an additional 30 new LEAP engines and forecasts relating to engine shop visits. These and other forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: the effects on the airline industry and the global economy of events such as war, terrorist activity and pandemics; the impact of new or increased tariffs, changes in oil prices, rising inflation and other disruptions to world markets; trends in the airline industry and our ability to capitalize on those trends, including growth rates of markets and other economic factors; risks associated with owning and leasing jet engines and aircraft; our ability to successfully negotiate equipment purchases, sales and leases, to collect outstanding amounts due and to control costs and expenses; changes in interest rates and availability of capital, both to us and our customers; our ability to continue to meet changing customer demands; regulatory changes affecting airline operations, aircraft maintenance, accounting standards and taxes; and the market value of engines and other assets in our portfolio. For a further discussion of these and other factors that could cause WLFC's future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in WLFC's most recent Quarterly Report on Form 10-Q and WLFC's most recent Annual Report on Form 10-K, as well as in other filings WLFC makes with the Securities and Exchange Commission. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on WLFC's current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. WLFC undertakes no obligation to update publicly or revise any of the forward- looking statements except as required by law.

3 EXERCISE OF OPTIONS TO PURCHASE 30 NEW LEAP ENGINES From CFM International, a JV between GE Aerospace and Safran Aircraft Engines  WLFC has exercised purchase rights to acquire an additional 30 new LEAP engines from CFM International  LEAP-1A engines for Airbus A320neo family aircraft  LEAP-1B engines for Boeing 737 MAX aircraft  Aligns with WLFC’s vision to promote sustainable aviation through advanced, efficient solutions.  Expands WLFC’s capabilities to better support operators across these popular engine and aircraft types.

4 FORECAST: CFM56 VS LEAP ENGINE SHOP VISITS (2023-2031)  45% of CFM56 engines still await first shop visit.  CFM56 shop visits peak at ~2,200 in 2025.  LEAP visits in 2025: ~1,100 per year.  By 2030, LEAP shop visits exceed CFM56. 0 500 1000 1500 2000 2500 2023 2024 2025F 2026F 2027F 2028F 2029F 2030F 2031F CFM56 LEAP Sources: CFM International and Aviation Week Network.

Program Benefits  Reduces aircraft downtime by engine replacement instead of repair.  Eliminates budget uncertainty tied to engine maintenance.  Maximizes value from unserviceable engines via parts reuse and module swapping in one of our two engine MROs.  Enables seamless customer operations without disruption. 5 AIR INDIA CONSTANTTHRUST® PROGRAM Optimizing Fleet Reliability and Cost Efficiency Air India ConstantThrust® Program  Covers 13 Boeing 737-800 aircraft powered by 26 CFM56-7B engines.  Provides full coverage for engine replacement, minimizing cost and operational risk.  Builds on success of prior partnership with Air India which included 34 CFM56-5B engines for Airbus A320 fleet.  Managed locally by WLFC GIFT City, India team.

6 JV TO DEVELOP ENGINE TEST CELL FACILITY WITH GLOBAL ENGINE MAINTENANCE Addressing the shortage of engine test cell facilities in North America  WLFC and Global Engine Maintenance (GEM) have formed a Joint Venture: Willis Global Engine Testing  Leverages WLFC’s $3B engine portfolio and hospital shop capabilities with GEM’s complimentary engine repair capabilities.  Both partners expected to provide initial baseload of engine tests to exceed ~100 annually.  Groundbreaking anticipated in 2026.  Initial Focus  Servicing CFM56-5B and CFM56-7B engines.  Planned expansion to support newer generation engines over time.  Strategic Impact  Expected to reduce turnaround times.  Strengthens WLFC’s position as a comprehensive, one-stop solution for engine maintenance.

NORTH AMERICA ENGINE TEST CELLS MTU Lufthansa Delta QuickTurn MTU Standard Aero Lockheed Martin 7 WLFC

Market Opportunity:  Ongoing shortage of testing capacity creates a significant market demand. Strategic Investment:  Diversifies WLFC’s service portfolio and ensures faster engine testing and return-to-service timelines. Operational Impact:  In-house testing is expected to drive growth at WERC-US, increasing throughput and expanding overall capacity. Service Offering:  The joint venture will offer engine testing as a standalone service, supported by commitments from shareholders. 8 NEW MARKET EXPANSION WITH JV Strengthening WLFC’s Capabilities to Better Serve Our Customers